                                                                   EXHIBIT 99.2

                        (HEALTHCARE REALTY TRUST LOGO)


                                  NEWS RELEASE


-------------------------------------------------------------------------------
  Contact: Scott W. Holmes, Senior Vice President and Chief Financial Officer,
                                (615) 269-8175

            HEALTHCARE REALTY TRUST ANNOUNCES SECOND QUARTER RESULTS

         NASHVILLE, Tennessee July 29, 2004 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the second quarter that ended June 30, 2004. Revenues for the second quarter totaled $55.3 million, compared with the prior year's $47.0 million. Net income for the period was $15.6 million, or $0.37 per diluted common share, versus $17.6 million, or $0.42 per diluted common share, for the second quarter of 2003.

         Funds from operations ("FFO"), calculated according to the definition of the National Association of Real Estate Investment Trusts and comprised primarily of net income and depreciation from real estate, totaled $29.1 million for the second quarter of 2004, compared with $28.2 million for the same period in 2003. FFO per diluted common share for the second quarter of 2004 totaled $0.69, compared with $0.68 for the second quarter of 2003. A reconciliation of FFO to net income follows.

         Revenues for the six months ended June 30, 2004 totaled $106.9 million compared with the prior year's $94.0 million. Net income for the six-month period was $33.4 million, or $0.79 per diluted common share, versus $36.2 million, or $0.87 per diluted common share, for the first six months of 2003. Diluted funds from operations totaled $58.2 million for the first six months ended June 30, 2004, compared with $56.7 million for the same period ended June 30, 2003. Funds from operations, per diluted common share, for the first six months of 2004 was $1.37, versus $1.36 for the same period in 2003.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. As of June 30, 2004, the Company had investments of approximately $1.8 billion in 237 real estate properties or mortgages, totaling approximately 12.7 million square feet. The Company's portfolio was comprised of six major facility types, located in 32 states. The Company provided property management services to approximately 6.6 million square feet nationwide.


       The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in
                this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2003. Forward-looking statements represent the
         Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.





                                     -MORE-

HR Reports Second Quarter Results
Page Two
July 29, 2004


                      HEALTHCARE REALTY TRUST INCORPORATED
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                                        JUNE 30,                            JUNE 30,
                                                             -----------------------------      --------------------------------
                                                                 2004             2003              2004                 2003
                                                             ------------     ------------      ------------        ------------

REVENUES:
  Master lease rental income                                 $     22,710     $     21,970      $     45,720        $     44,310
  Property operating income                                        28,392           21,385            53,157              41,186
  Straight line rent                                                  308              572               490               1,191
  Mortgage interest income                                          2,819            2,286             5,632               4,967
  Interest and other income                                         1,054              762             1,948               2,342
                                                             -----------------------------      --------------------------------
                                                                   55,283           46,975           106,947              93,996
EXPENSES:
  General and administrative                                        2,823            2,865             6,240               5,534
  Property operating expenses                                      13,061            8,637            23,424              16,298
  Interest                                                         11,783            8,565            20,755              17,010
  Depreciation                                                     11,978           10,492            23,065              20,619
  Amortization                                                         13               13                26                  27
                                                             -----------------------------      --------------------------------
                                                                   39,658           30,572            73,510              59,488
                                                             -----------------------------      --------------------------------

INCOME FROM CONTINUING OPERATIONS                                  15,625           16,403            33,437              34,508

DISCONTINUED OPERATIONS:
   Operating income from discontinued operations                        0            1,439                 0               1,903
   Gain (loss) on sale of real estate properties                        0             (208)                0                (208)
                                                             -----------------------------      --------------------------------
                                                                        0            1,231                 0               1,695

                                                             -----------------------------      --------------------------------
NET INCOME                                                   $     15,625     $     17,634      $     33,437        $     36,203
                                                             =============================      ================================

BASIC EARNINGS PER COMMON SHARE:
   INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE        $       0.37     $       0.40      $       0.80        $       0.84
                                                             =============================      ================================
   DISCONTINUED OPERATIONS PER COMMON SHARE                  $       0.00     $       0.03      $       0.00        $       0.05
                                                             =============================      ================================
   NET INCOME PER COMMON SHARE                               $       0.37     $       0.43      $       0.80        $       0.89
                                                             =============================      ================================

DILUTED EARNINGS PER COMMON SHARE:
   INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE        $       0.37     $       0.39      $       0.79        $       0.83
                                                             =============================      ================================
   DISCONTINUED OPERATIONS PER COMMON SHARE                  $       0.00     $       0.03      $       0.00        $       0.04
                                                             =============================      ================================
   NET INCOME PER COMMON SHARE                               $       0.37     $       0.42      $       0.79        $       0.87
                                                             =============================      ================================

WEIGHTED AVERAGE COMMON
     SHARES OUTSTANDING - BASIC                                41,741,375       40,905,717        41,723,754          40,864,745
                                                             =============================      ================================

WEIGHTED AVERAGE COMMON
     SHARES OUTSTANDING - DILUTED                              42,414,150       41,635,351        42,434,219          41,610,718
                                                             =============================      ================================

HR Reports Second Quarter Results
Page Three
July 29, 2004


                      HEALTHCARE REALTY TRUST INCORPORATED

                  RECONCILIATION OF FUNDS FROM OPERATIONS (1)

                                  (UNAUDITED)

                 (Dollars in thousands, except per share data)

                                                                    THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                                         JUNE 30,                              JUNE 30,
                                                               ------------------------------        ------------------------------
                                                                  2004               2003               2004               2003
                                                               -----------        -----------        -----------        -----------
NET INCOME (2)                                                 $    15,625        $    17,634        $    33,437        $    36,203

        NET (GAIN) LOSS ON SALE OF REAL ESTATE PROPERTIES              567                208                567                208

        REAL ESTATE DEPRECIATION AND AMORTIZATION                   12,900             10,341             24,182             20,319
                                                               -----------        -----------        -----------        -----------
        TOTAL ADJUSTMENTS                                           13,467             10,549             24,749             20,527
                                                               -----------        -----------        -----------        -----------

FUNDS FROM OPERATIONS - BASIC AND DILUTED                      $    29,092        $    28,183        $    58,186        $    56,730
                                                               ===========        ===========        ===========        ===========

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                 $      0.70        $      0.69        $      1.39        $      1.39
                                                               ===========        ===========        ===========        ===========

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED               $      0.69        $      0.68        $      1.37        $      1.36
                                                               ===========        ===========        ===========        ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC              41,741,375         40,905,717         41,723,754         40,864,745
                                                               ===========        ===========        ===========        ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED            42,414,150         41,635,351         42,434,219         41,610,718
                                                               ===========        ===========        ===========        ===========

(1) Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as "the most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

         The Company considers FFO to be an informative measure of REIT performance commonly used in the REIT industry. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.


(2) Net income includes non-cash deferred compensation of $849 thousand and $686 thousand, respectively, for the three months ended June 30, 2004 and 2003, and $1.7 million and $1.4 million, respectively, for the six months ended June 30, 2004 and 2003.

         Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.



                                     -END-